U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 29, 2006



                           ECOLOCLEAN INDUSTRIES, INC.
             (Exact Name of registrant as specified in its Charter)




         Nevada                         0-33481                   65-1060612
------------------------          -------------------         ------------------
(State of Incorporation)          Commission File No.         Fed. Taxpayer I.D.


2242 South Highway 83, Crystal City, TX                             78839
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, (   830   )       374       -      9100
                               -----------  -------------      ----------



                     (Registrant's former name and address)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

     Item 2.01  Completion of Acquisition or Disposition of Assets

     On December 29, 2006, the Company disposed of its wholly owned subsidiary, Acquatronics Industries, Inc. We returned Eighty-one (81%) percent of the Aquatronics shares to Ruth Schachter and sold Nineteen (19%) percent of the Aquatronics shares to Samuel Simon, a company employee, discharging $100,000 debt owned to Simon. Howard Schachter was the President of Aquatronics Industries, Inc. Ruth Schachter is his spouse.

     In connection  with the  disposition  of Aquatronics  Indutries,  Inc., the
Company assisted in the amendment of agreements associated with the BioCatalytica, Inc. patent assignment which had been assigned to Aquatronics Industries. This action resulted in the cancellation of Two Million (2,000,000) shares of Ecoloclean Industries common stock which had been held for the benefit of Biocatalytica patent assignment to Aquatronics. Additionally, $101,750 of Aquatronics debt was cancelled.

     Item 7.01  Regulation FD Disclosure

     On January 12, 2007, the Company issued a press release on PR Newswire disclosing the Aquatronics Industries, Inc. disposition. A copy of the press release is attached as Exhibit 99.

Limitation on Incorporation by Reference
----------------------------------------

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.


     Item 9.01  Financial Statements and Exhibits

     (c)  Exhibit     Number Description

            10        Amendment to Agreement

            99        January 12, 2007 Press Release


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ECOLOCLEAN INDUSTRIES, INC.

Dated: February 26, 2007

                                                      /s/ Royis Ward
                                                     ---------------------------
                                                     By: Royis Ward
                                                     Title: President